UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2005

VALERO ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13175	74-1828067
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One Valero Way
San Antonio, Texas	78249
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 345-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Restricted Stock Plan for Non-Employee Directors
Non-Employee Director Stock Option Plan
Form of Restricted Stock Agreement
Form of Stock Option Agreement

Item 1.01 Entry into a Material Definitive Agreement.

On March 10, 2005, the board of directors (the “Board”) of Valero Energy Corporation (the “Company”), upon the recommendation of the Compensation Committee of the Board, revised the compensation structure for members of the Board.

Under the new compensation structure, non-employee directors will receive a retainer fee of $60,000 per year, plus $1,500 for each Board and committee meeting attended in person, and $1,000 for each Board and committee meeting attended telephonically. A director who serves as chairperson of the Audit or Compensation Committee will receive an additional $20,000 annually, and a director who serves as chairperson of a committee other than the Audit or Compensation Committee will receive an additional $10,000 annually. Each director will also be reimbursed for expenses of meeting attendance. Directors who are employees of the Company will receive no compensation (other than reimbursement of expenses) for serving as directors.

Valero maintains its Restricted Stock Plan for Non-Employee Directors (“Director Stock Plan”) and its Non-Employee Director Stock Option Plan (“Director Option Plan”) to supplement the compensation paid to non-employee directors and to increase their identification with the interests of Valero’s stockholders through ownership of Valero’s common stock, $.01 par value (“Common Stock”). Each non-employee director will receive from the Director Stock Plan an annual grant of Common Stock valued at $60,000 that will vest (become nonforfeitable) in equal annual installments over a three-year period.

The Director Option Plan provides non-employee directors of Valero annual grants of options to purchase Valero’s Common Stock. The plan provides that each new non-employee director elected to the Valero Board will receive an initial grant of 5,000 options that will vest in equal annual installments over a three-year period. On the date of each subsequent annual meeting of stockholders, each non-employee director (who is not a new non-employee director) will automatically receive a grant of 1,000 additional options that will vest fully one year following the date of grant. Stock options granted from the Director Option Plan have an exercise price equal to the market price of the Common Stock on the date of grant, and expire seven years following the date of grant. The options will vest and remain exercisable in accordance with their original terms if a director retires from the Board.

In the event of a “Change of Control” as defined in the Director Stock Plan and the Director Option Plan, all unvested shares of Common Stock and options previously granted under the plans will immediately become vested or exercisable. Each plan also contains anti-dilution provisions providing for an adjustment in the number of options granted to prevent dilution of benefits in the event any change in the capital structure of the Company affects the Common Stock.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

* 10.01	Valero Energy Corporation Restricted Stock Plan for Non-Employee Directors, as amended and restated effective March 10, 2005.

* 10.02	Valero Energy Corporation Non-Employee Director Stock Option Plan, as amended and restated effective March 10, 2005.

* 10.03	Form of Restricted Stock Agreement pursuant to the Restricted Stock Plan for Non-Employee Directors.

* 10.04	Form of Stock Option Agreement pursuant to the Non-Employee Director Stock Option Plan.

*	filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO ENERGY CORPORATION

Date: March 16, 2005	By:	/s/ Jay D. Browning

Jay D. Browning
Vice President and Secretary

EXHIBIT INDEX

Number	Exhibit
10.01	Valero Energy Corporation Restricted Stock Plan for Non-Employee Directors, as amended and restated effective March 10, 2005.

10.02	Valero Energy Corporation Non-Employee Director Stock Option Plan, as amended and restated effective March 10, 2005.

10.03	Form of Restricted Stock Agreement pursuant to the Restricted Stock Plan for Non-Employee Directors.

10.04	Form of Stock Option Agreement pursuant to the Non-Employee Director Stock Option Plan.

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